                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          WILSHIRE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                          WILSHIRE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                           WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008


                                                                  March 20, 1998
To Our Shareholders:


      You are cordially invited to attend the Annual Meeting of Shareholders of Wilshire Technologies, Inc. (the "Company") which will be held at 10:00 a.m. on April 30, 1998 at the Double Tree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024. All holders of the Company's outstanding Common Stock as of March 13, 1998 are entitled to vote at the meeting.

      Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

      We hope you will be able to attend. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.



                                       Sincerely,

                                       /s/ JOHN VAN EGMOND

                                       John Van Egmond
                                       Chief Executive Officer

                           WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 929-7200

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1998

                                  -------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Wilshire Technologies, Inc., a California corporation (the "Company"), will be held at 10:00 a.m. on April 30, 1998 at the Double Tree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024 for the following purposes:

      1.    To elect five directors; and

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            The Board of Directors has fixed the close of business on March 13, 1998, as the record date for the determination of shareholders entitled to notice of and vote at the Meeting and all adjournments thereof.



                                       By Order of the Board of Directors


                                       /s/ JOHN VAN EGMOND

                                       John Van Egmond
                                       Chief Executive Officer


Dated:  March 20, 1998

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                           WILSHIRE TECHNOLOGIES, INC.
                                5861 EDISON PLACE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 929-7200

                                  -------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                            TO BE HELD APRIL 30, 1998

                                  -------------

                                VOTING AND PROXY



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Wilshire Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on April 30, 1998 at the Double Tree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024 (the "Meeting") and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the five nominees listed thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Meeting in person.

      At the close of business on March 13, 1998, the record date for determining shareholders entitled to notice of and to vote at the Meeting, the Company had issued and outstanding 12,943,385 shares of Common Stock, no par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Meeting. In voting for directors, however, if any shareholder gives notice at the Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (i.e., five) multiplied by the number of shares which the shareholder is entitled to vote. The nominees (up to the number to be elected) receiving the highest number of votes will be declared elected. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees in the event that cumulative voting is invoked by any shareholder is solicited by the Board of Directors. Only shareholders of record at the close of business on March 13, 1998 are entitled to notice of and to vote at the Meeting or at any adjournments thereof.

      The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. The Company has retained Corporate Investor Communications, Inc. to assist in distributing materials for the Meeting at a fee plus out-of-pocket expenses that are expected to aggregate $1,300. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about March 25, 1998 to all shareholders entitled to vote at the Meeting.

      The matters to be considered and acted upon at the Meeting are referred to in the preceding notice and are more fully discussed below.


                              ELECTION OF DIRECTORS

      Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five persons listed under "Nominees for Director" unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

      The table on page 5 sets forth certain information as of March 13, 1998 with respect to (i) the present directors, who are also the nominees and (ii) all directors and executive officers of the Company. Directors are elected by a plurality of the votes cast by the shareholders. Therefore, shares not voted, whether by abstaining or broker non-vote (in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) do not affect the election of directors.

      The securities "beneficially owned" by an individual shown in the table are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or which the individual has the right to acquire before May 13, 1998 (60 days after the March 13, 1998 record date) under stock options or warrants. Beneficial ownership may be disclaimed as to certain of the securities. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, except to the extent that authority is shared by spouses under applicable law.

                                                    Number of Shares             Director             Percent of Class of
Name                                 Age           Beneficially Owned              Since                  Common Stock
----                                 ---           ------------------              -----              -------------------

Ronald W. Cantwell                    54                     0(1)               December 6, 1996                *
John Van Egmond                       48               120,000(2)               December 31, 1996               *
Charles H. Black                      71                 2,000(3)               June 23, 1997                   *
Joe E. Davis                          63                 2,000(3)               June 23, 1997                   *
Ralph V. Whitworth                    42                 2,000(3)               April 2, 1997                   *

All Directors and Executive Officers
of the Company as a Group (six persons)                319,333(4)                                              2.4%


----------

*     Less than 1% of the 12,943,385 shares outstanding on March 13, 1998

(1) Mr. Cantwell disclaims direct beneficial ownership of 9,416,430 shares of Common Stock and of Warrants to purchase 475,000 shares of Common Stock owned by Trilon Dominion Partners, L.L.C. Mr. Cantwell is the holder of 100% of the capital stock of VC Holdings, Inc. which is the sole manager of and owns 100% of the voting Class A membership interest in Trilon Dominion Partners, L.L.C.

      Mr. Cantwell as an employee of Trilon Dominion Partners, L.L.C., is prohibited by that company's policies from investing in securities of companies within the investment group of Trilon Dominion Partners, L.L.C., which includes the Company.

(2) Includes 100,000 shares that Mr. Van Egmond has the right to acquire upon exercise of a currently exercisable non-qualified stock option.

(3) Represents shares of Common Stock which the named person has the right to acquire upon exercise of currently exercisable non-qualified stock options. Does not include 42,000 shares purchasable on exercise of options that are not exercisable before May 13, 1998.

(4) Includes shares which such persons have the right to acquire on exercise of options that are exercisable or become exercisable before May 13, 1998.

INFORMATION CONCERNING THE NOMINEES AND EXECUTIVE OFFICERS

NOMINEES FOR DIRECTOR

RONALD W. CANTWELL has been a Director and Chairman of the Board of the Company since December 6, 1996, and has served as President of Trilon Dominion Partners, L.C.C. since its inception in June 1995. Prior to joining Trilon Dominion, Mr. Cantwell served as the President of The Catalyst Group, Inc. where he successfully executed a variety of merchant banking activities and managed the operations of a diverse mix of utility assets. Approximately $2 billion of these assets were successfully divested under Mr. Cantwell's direction. In addition, he has been involved in advising numerous mergers and acquisitions and restructuring matters for the Edper Group, the principal investor in Catalyst. Prior to joining Catalyst, Mr. Cantwell spent 19 years in the practice of public accounting, most recently with Ernst & Young where he was a tax partner and headed the Dallas-based Mergers and Acquisitions practice. While at Ernst & Young, Mr. Cantwell was instrumental in structuring mergers, acquisitions, recapitalizations, and dispositions on behalf of several Fortune 500 and many of the southwest's most acquisition-oriented entities. Mr. Cantwell is a Certified Public Accountant. Mr. Cantwell presently is a director of EPL Technologies, Inc., a publicly owned company.

JOHN VAN EGMOND has been President and Chief Executive Officer and a Director of the Company since December 31, 1996. Mr. Van Egmond also was affiliated with Trilon Dominion Partners, L.L.C. and he has been President, Chief Executive Officer and a director of Century Power Corporation since 1989. Prior to 1989, Mr. Van Egmond was Vice President and Controller of Century. Prior to joining Century, Mr. Van Egmond held various financial positions from 1972 to 1984 with Tucson Electric Power Company. Mr. Van Egmond is a Certified Public Accountant and holds a B.S. from Montana State University.

CHARLES H. BLACK rejoined the Board in June, 1997. He had been a director of the Company from February, 1993 until August, 1996. Mr. Black is a private investor who serves on the Board of Governors of the Pacific Stock Exchange and is a director of Investment Company of America, Fundamental Investors, Inc., JMC Group, Inc., and AMCAP Fund and is a trustee of American Variable Insurance Series. Previously, Mr. Black was Executive Vice President and Chief Financial Officer of Kaiser Steel Corporation, Executive Vice President and Chief Financial Officer of Great Western Savings & Loan, and Vice President and Treasurer of Litton Industries.

JOE E. DAVIS rejoined the Board in June, 1997. He had been a director of the Company from February 1993 until November, 1996. Mr. Davis is a private investor who serves as a director for BMC Industries and Windsor Capital, and is a Trustee of American Variable Insurance Series. Previously, Mr. Davis was the President and Chief Executive Officer of National Health Enterprises, Inc.

RALPH V. WHITWORTH joined the Board in April, 1997. Mr. Whitworth is the Managing Member of Relational Investors L.L.C, an investment management firm specializing in publicly traded equities. He is also a Partner in Batchelder & Partners, Inc., a merchant banking and investment banking firm based in La Jolla, California, and is a director of C.D. Radio, Inc. and Apria

Healthcare Group. Previously, Mr. Whitworth was President of Whitworth and Associates, a Washington, D.C. based corporate advisory firm where he advised major corporations and investors on investments, proxy contests, acquisitions and board policy. He also served as President of the United Shareholders Association from 1986 until 1994. In prior positions, Mr. Whitworth served as President of Development at United Thermal Corporation, and as assistant to the General Partner at Mesa Limited Partnership.

OTHER EXECUTIVE OFFICERS

JAMES W. KLINGLER (age 50) has been the Company's Vice President, Chief Financial Officer, Secretary and Treasurer since October, 1994. From 1990 to October 1994, Mr. Klingler was Vice President, Controller of the Optical Division of Allergan, Inc. Prior to joining Allergan, Mr. Klingler held various financial positions with Pepsico, Inc., Schering-Plough Corp., and Continental Group, Inc. Mr. Klingler is a Certified Management Accountant and holds a B.A. from Ohio State University, and an M.B.A. from Columbia University.

OTHER SIGNIFICANT EMPLOYEES

FRED PISACANE (age 41) joined the Company in July, 1991, and is Vice President of Sales and Marketing. Prior to joining the Company, Mr. Pisacane spent twelve years with Baxter Scientific Products, a leading distributor of clean room products.

ALAN R. SEACORD (age 46) joined the Company in May 1993 and serves as the Vice President of Operations. Previously, Mr. Seacord held various product development and operations positions with four pharmaceutical and biotechnical firms, including divisions of Eli Lilly Corp., Tech-America, Inc. and Abbott Infusions, Inc.

CHING-WANG (ERIC) LUO, PH. D (age 45) joined the Company in July, 1993, and is the Vice President of Research and Development. Dr. Luo came from Ciba Geigy Corporation where he was in research and development for transdermal and iontophoretic drug delivery systems from March, 1991 to July, 1993. From January, 1988 to February, 1991 he was a senior research scientist for Schering-Plough Corp.

BOARD OF DIRECTORS MEETINGS; DIRECTORS COMPENSATION.

      The Board of Directors of the Company held six meetings during the fiscal year ended November 30, 1997. The Board of Directors has a Compensation Committee (which in fiscal 1997 consisted of Directors Black and Whitworth) which makes recommendations concerning salaries and incentive compensation for employees of the Company, and an Audit Committee (which in fiscal 1997 consisted of Directors Black and Davis) which reviews the results and scope of the audit and other services provided by the Company's independent auditors. During the fiscal year ended November 30, 1997 the Compensation Committee held one meeting and the Audit Committee held no meeting. The Board of Directors does not have a Nominating Committee. All directors attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which they serve.

      All directors hold office until the next annual meeting of shareholders of the Company and the election and qualification of their successors. Officers are elected annually by, and serve at the discretion of, the Board of Directors.

      Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Directors' meetings and receive $500 for each meeting attended plus annual non-qualified stock options to purchase 2,000 shares of the Company's Common Stock, which options are granted every June 30 at fair market value pursuant to the Company's Stock Option Plans. Messrs. Van Egmond and Cantwell each waived the right to receive the 2,000 share options granted on June 30, 1997 at an exercise price of $0.84. Their director's fees are paid to VC Holdings, Inc. in accordance with the policies of Trilon Dominion Partners, L.L.C.

      For other options granted to the directors since the beginning of the last fiscal year see "Option Grants", below.

EXECUTIVE COMPENSATION.

      The table that follows shows the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended November 30, 1997. Mr. Stephen P. Scibelli was the chief executive officer of the Company until his resignation on September 9, 1996. After Mr. Scibelli's resignation, Mr. William Hopke, a director, served as interim chief executive officer until December 31, 1996, when Mr. John Van Egmond was elected as president and chief executive officer of the Company. Mr. Hopke received no compensation from the Company for his services.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                                   ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                          -----------------------------------------------------------------------------------
                                                                            AWARDS                 PAYOUTS
                                                                 -------------------------------------------------------------
                                                                                 SECURITIES
                                                      OTHER                      UNDERLYING
                                                      ANNUAL      RESTRICTED    OPTIONS/ SARS                      ALL OTHER
  NAME AND                                           COMPEN-        STOCK            (#)         LTIP PAYOUTS    COMPENSATION
  PRINCIPAL                  SALARY       BONUS     SATION ($)     AWARD(S)          (G)             ($)              ($)
  POSITION       YEAR         ($)          ($)         (E)           ($)                             (H)              (I)
     (A)          (B)         (C)          (D)                       (F)
------------------------------------------------------------------------------------------------------------------------------
JOHN VAN
EGMOND,
CHIEF
EXECUTIVE        1997      $50,000(1)                                                                              $2,000(2)
OFFICER AND
PRESIDENT


JAMES
KLINGLER,
CHIEF
FINANCIAL        1997       $112,000                                               50,000
OFFICER
                                                                                 135,000(3)

STEPHEN P.
SCIBELLI,
JR., CHIEF
EXECUTIVE        1996       $131,058                                                2,000                         $57,398(4)
OFFICER AND
PRESIDENT        1995       $175,000                                               200,000                        $25,565

--------------------------------------------------------------------------------------------------------------------------------


      (1) Mr. Van Egmond received no cash compensation from the Company in fiscal 1997 but did receive $50,000 cash compensation from Trilon Dominion Partners, L.L.C. in that year. The Company recorded this amount as a contribution to capital and charged it to general and administrative expenses in 1997.

      (2) Represents director fees paid to VC Holdings, Inc, an affiliate of Trilon Dominion Partners, L.L.C.

      (3) See last paragraph under "Option Grants".

      (4) Of the amount shown, $18,314 represents one-half of the premium paid by the Company during fiscal 1996 on an insurance policy with present death benefits of $1,263,000 on the life of Mr. Scibelli, of which Mr. Scibelli is the beneficiary. The other one-half of the premium is paid by Advanced Materials pursuant to an Asset Purchase Agreement dated November 30, 1990 with the Company. The remaining $39,084 represents $31,848 in accrued vacation paid on Mr. Scibelli's resignation and $7,236 in medical payments not covered by the Company's group medical insurance plan in which Mr. Scibelli participated.

      Under the Asset Purchase Agreement, the Company remains obligated to pay one-half of the premium on the life insurance policy mentioned above until the policy is paid-up, and to pay one-half of the cost of a new Mercedes Benz 300 SEL automobile.

OPTION GRANTS

      The table that follows shows stock options granted pursuant to the Company's Stock Option Plans and otherwise during the fiscal year ended November 30, 1997, to the executive officers named in the Summary Compensation Table above. No stock appreciation rights were granted.



                       OPTIONS         PERCENT OF TOTAL OPTIONS GRANTED   EXERCISE PRICE           EXPIRATION
NAME                   GRANTED         TO EMPLOYEES IN FISCAL YEAR        (PER SHARE)              DATE
-----------------------------------------------------------------------------------------------------------------

John Van Egmond        100,000                       11.7%                $0.625                December 31, 2007

James W. Klingler                                    21.7%
                        50,000                                            $0.625                November 21, 2007
                        50,000(1)                                         $0.625                October 3, 2004
                        30,000(1)                                         $0.625                December 6, 2004
                        55,000(1)                                         $0.625                October 16, 2006


      (1) On November 21, 1997 the Board of Directors voted to offer all holders of employee stock options with an exercise price above $0.625 per share the opportunity to exchange their options for new options having an exercise price of $0.625 per share, the fair market value of the Company's common stock on that day, but otherwise having the same duration, vesting schedule and other terms as the outstanding options. The options on 543,500 shares that were exchanged pursuant to such offer include options on 135,000 shares with exercise prices between $1-5/8 and $2 per share, which were exchanged on November 21, 1997 by Mr. Klingler for new options on 135,000 shares with exercise prices of $0.625 per share.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

      For an exchange of options by Mr. Klingler see the immediately preceding paragraph.

      The table that follows shows the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at November 30, 1997 and the value of unexercised in-the-money options at November 30, 1997 (based on a closing price of $0.50 per share) for the executive officers named in the Summary Compensation Table above, none of whom received any stock appreciation rights during fiscal 1997 or held any at November 30, 1997.

                                                                                                          Value of Unexercised
                                                                     Number of Unexercised                 in-the-money options
                                                                  Options at November 30, 1997           at November 30, 1997(1)
                                                               --------------------------------------------------------------------
                         Shares Acquired on
Name                     Exercise (Number)    Value Realized   Exercisable           Unexercisable    Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
John Van Egmond                   0               $  0           100,000                   0           $    0          $    0
James W. Klingler                 0                  0           143,333               51,667          $    0          $    0
Stephen P. Scibelli, Jr.          0                  0           200,000                   0                0          $    0

----------

(1) Represents the amounts by which the market price of the common stock of the Company exceeded the exercise prices of unexercised options on November 30, 1997.

EMPLOYMENT AGREEMENTS

      On October 3, 1994, the Company entered into an employment agreement with Mr. Klingler as Chief Financial Officer, for a term of one year with a provision for one-year renewals. Compensation for the year ended November 30, 1997 was $112,000. Pursuant to the contract Mr. Klingler was granted an option covering 50,000 shares with an exercise price of $2.00, being the fair market value on the effective date of the agreement. For additional option information for Mr. Klingler, see "Options", above.

      On January 1, 1998 the Company entered into an employment agreement with Mr. Van Egmond as Chief Executive Officer, for a term of one year with a provision for one-year renewals. Mr. Van Egmond's annual compensation is $175,000. The Employment Contract provides that the Company may terminate Mr. Van Egmond's employment under the Agreement at any time without cause. In that event, or if the Company does not agree to renew the Employment Agreement, Mr. Van Egmond will receive as severance pay an amount equal to six months of his then salary, payable in six equal monthly installments.

      On November 21, 1997 Mr. Van Egmond was also granted a fully-vested option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.625 per share, the fair market value of the Company's common stock on the date of grant.

      Messrs. Klingler and Van Egmond are also entitled to participate in the Company's compensation and benefit programs available to officers at their respective levels.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      On January 4, 1996, Trilon Dominion Partners, L.L.C. ("Trilon") owned the following securities of the Company:

      (a)   Its Promissory Note for $5,000,000 (the "Promissory Note").

      (b) Its Promissory Note for $2,700,000 (subsequently increased to $3,100,000) (the "Grid Promissory Note").

      (c) Warrant (the "May Warrant") entitling the holder to purchase initially 1,250,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

      (d) Warrant (the "November Warrant") entitling the holder to purchase initially 30,000 shares of the Company's Common Stock, subject to adjustment to protect against dilution.

      (e)   940,000 shares of the Company's Common Stock.

      On January 5, 1996, pursuant to an Exchange Agreement dated January 5, 1996, (i) Trilon cancelled the Promissory Note and all except $400,000 principal amount of the Grid Promissory Note, together with interest accrued on the cancelled principal amounts; (ii) Trilon surrendered the May Warrant and the November Warrant; and (iii) the Company issued to Trilon 8,441,430 shares of the Company's authorized but theretofore unissued Common Stock. On January 10, 1996, the Company paid the remaining $400,000 principal amount on the Grid Promissory Note, together with interest accrued thereon.

      Also on January 5, 1996 the Company and Trilon entered into a Credit Agreement (the "Agreement") for a credit line of $1,000,000 secured by the Company's assets. Under the terms of the Agreement, the principal was due on June 30, 1996 and the interest was payable monthly at a rate of prime plus 3.75%. In connection with the loan, the Company issued Trilon a five-year warrant that entitles Trilon to purchase 100,000 shares of the Company's authorized but unissued common stock at an exercise price of $0.75 per share, subject to adjustment to protect against dilution. The warrant is exercisable immediately and expires on January 5, 2001. Also, under the terms of the Agreement, the Company issued Trilon a second five-year warrant which became exercisable when the Company and Trilon amended the Agreement to extend the termination date of the Agreement to December 31, 1996. The second warrant entitles Trilon to purchase 25,000 shares of the Company's authorized but unissued common stock at an exercise price of $1.75 per share and expires on January 5, 2001. The holder of each of such five-year warrants may, without payment to the Company, convert the warrant in whole or in part into shares of the Company's common stock having a market value equal to the difference between
(x) the market value per share of common stock multiplied by the number of warrants that are converted and (y) the warrant exercise price, multiplied by the number of warrants that are converted.

      The Agreement was amended further on September 30, 1996, April 15, 1997, and September 19, 1997. Each amendment increased the credit line by $1,000,000, up to a total of $4,000,000, and extended the termination date, up to the current termination date of June 30, 1998. Trilon received a warrant to purchase 100,000 shares at the market price with each credit line increase, and a warrant to purchase 25,000 shares at the market price with each termination date extension. Warrants for 225,000 shares were issued in each of fiscal years 1996 and 1997. The Company recorded the estimated fair value of the warrants issued in fiscal year 1997 at $0.07 per underlying common share with a corresponding charge to earnings of $16,000 in fiscal 1997.

      At March 13, 1998, the short-term debt owed to Trilon under the credit facility amounted to $4,000,000. In addition, on January 7, 1998, February 17, 1998 and March 10, 1998, Trilon and the Company completed Demand Notes, each for $250,000 at an interest rate of 12.25%, to fund the Company's ongoing operations until a new credit facility can be completed.

      Trilon's ownership of shares and warrants on March 13, 1998 are shown under "Principal Shareholders".

      The parties also entered into a Consulting Agreement pursuant to which during the term of the credit facility the Company will pay Trilon $2,000 per month for consulting services rendered, plus travel and other related expenses incurred by Trilon.

      The Company has been informed that the members of Trilon are (i) VC Holdings, Inc. ("VCH"), a Delaware corporation that is Trilon's sole manager and holds 100% of the voting Class A membership interest in Trilon and (ii) Dominion Capital, Inc., which holds 100% of the non-voting Class B membership interest in Trilon. Mr. Ronald Cantwell, the President of Trilon, has been a director and Chairman of the Board of the Company since December 6, 1996.



                             PRINCIPAL SHAREHOLDERS

      The following table sets forth as of March 13, 1998 the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and its beneficial ownership.


                                      AMOUNT AND NATURE OF
      NAME AND ADDRESS              BENEFICIAL OWNERSHIP OF          PERCENT OF CLASS OF
    OF BENEFICIAL OWNER                  COMMON STOCK                    COMMON STOCK
    -------------------             -----------------------          -------------------
Trilon Dominion Partners, LLC             9,416,430                         72.75%
245 Park Avenue, 28th Floor
New York, NY  10167


      Trilon Dominion Partners, LLC also owns warrants entitling it to purchase the following number of shares of the Company's Common Stock:

Exercise Date                    Expiration Date                 Shares                 Exercise Price
-------------                    ---------------                 ------                 --------------

January 5, 1996                  January 5, 2001                 100,000                $0.75

June 30, 1996                    January 5, 2001                  25,000                $1.75

September 30, 1996               September 30, 2001              100,000                $1.31

June 30, 1997                    September 30, 2001               25,000                $0.84

April 15, 1997                   April 15, 2002                  100,000                $0.44

September 19, 1997               September 19, 2002              100,000                $0.95

December 31, 1997                April 15, 2002                   25,000                $0.47
                                                                 --------
                                                                 475,000

      In addition, a 25,000 share warrant expiring on September 19, 2002 will become exercisable on June 30, 1998 but only if the Company does not pay Trilon Dominion the principal and interest due on that day under the Fourth Amendment to the Credit Agreement described under "Certain Relationships and Related Party Transactions". The exercise price will be equal to the closing price of the Company's Common stock on June 30, 1998.


                              SECTION 16 DISCLOSURE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended November 30, 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                          ANNUAL REPORT AND FORM 10-KSB

      The audited financial statements of the Company are included in the Annual Report to Shareholders for the year ended November 30, 1997, enclosed with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

      The Board of Directors has selected the independent accounting firm of Ernst & Young LLP to act as the Company's auditors for the 1998 fiscal year. It is anticipated that representatives of Ernst & Young will be present at the Meeting to make a statement if they so desire and respond to appropriate questions presented at the Meeting.

      A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS AND MAY BE OBTAINED BY WRITING TO MR. JAMES W. KLINGLER, SECRETARY, WILSHIRE TECHNOLOGIES, INC., 5861 EDISON PLACE, CARLSBAD, CALIFORNIA 92008. EXHIBITS TO FORM 10-KSB WILL ALSO BE FURNISHED UPON REQUEST FOR THE COST OF REPRODUCTION.


                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.


                              SHAREHOLDER PROPOSALS

      Any proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before January 15, 1999, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.



                                       By Order of the Board of Directors

                                          [SIG]

                                       John Van Egmond
                                       Chief Executive Officer

                       This Proxy is Solicited on Behalf
                          of the Board of Directors of

                          WILSHIRE TECHNOLOGIES, INC.

        The undersigned Stockholder of Wilshire Technologies, Inc., a California corporation, hereby appoints John Van Egmond and James W. Klingler and each of them (to act by a majority of those present), or _______________________________ ________________________________________ , the attorneys and proxies of the undersigned, with power of substitution, to attend the Annual Meeting of Stockholders of said Corporation to be held at the Double Tree Hotel, 10740 Wilshire Boulevard, Los Angeles, California 90024 on April 30, 1998 at 10 o'clock A.M. and at any adjournment or adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present with respect to:


This Proxy will be voted as you specify on the reverse. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOME OR ALL OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY STATEMENT WHO WERE NOMINATED BY THE BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS OF WILSHIRE TECHNOLOGIES, INC. In the election of directors said proxies shall have discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement. If any such nominee is unable or unwilling to serve or is otherwise unavailable, said proxies shall have discretion and authority to vote in accordance with their judgment for other nominees or to distribute such votes in such proportions as they shall see fit among all nominees.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          WILSHIRE TECHNOLOGIES, INC.

                                 APRIL 30, 1998



                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A  /X/ PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.


             VOTE FOR THE
             ELECTION OF ALL   WITHHOLD FROM
             DIRECTORS NAMED   VOTING FOR ELECTION
             AT RIGHT          OF DIRECTORS

1. ELECTION      /  /                /  /               NOMINEES: RONALD W. CANTWELL      2. THE TRANSACTION OF SUCH OTHER BUSINESS
   OF                                                             JOHN VAN EGMOND            AS MAY PROPERLY COME BEFORE THE ANNUAL
   DIRECTORS:                                                     CHARLES H. BLACK           MEETING OR AN ADJOURNMENT THEREOF.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                JOE E. DAVIS
NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE                    RALPH V. WHITWORTH      PROPOSAL (1) IS DISCUSSED IN THE
PROVIDED BELOW.                                                                           ACCOMPANYING PROXY STATEMENT DATED
                                                                                          MARCH 20, 1998.
--------------------------------------------------
                                                                                          PLEASE RETURN PROMPTLY IN THE ENCLOSED
                                                                                          ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                                                                                          MAILED IN THE U.S.A.

                                                                                          RECEIPT OF COPIES OF THE ANNUAL REPORT
                                                                                          TO SHAREHOLDERS AND THE PROXY STATEMENT
                                                                                          DATED MARCH 20, 1998 IS HEREBY
                                                                                          ACKNOWLEDGED.


SIGNATURES                                      DATE                SIGNATURES                                      DATE
          -------------------------------------     --------------            -------------------------------------     ----------
               (SIGNATURE OF STOCKHOLDER)                                           (SIGNATURE OF STOCKHOLDER)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. IF MORE THAN ONE NAME APPEARS, ALL PERSONS SO DESIGNATED SHOULD SIGN.
       FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS SHOULD
       SO INDICATE WHEN SIGNING.